1
Armstrong World
Industries
Investor Presentation

August 1, 2011

Safe Harbor Statement
 Our disclosures in this presentation and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation
 Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend,"
 "plan," "believe," "outlook," etc. in discussions of future operating or financial performance or the outcome of contingencies such as liabilities or legal proceedings. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s
 Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward looking statements. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
 In addition, we will be referring to non-GAAP financial measures within the meaning of
 SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is available on the Investor Relations page of our website at www.armstrong.com.

Basis of Presentation Explanation
	Comparable Dollars	Other Adjustments
Net Sales	Yes	No
Gross Profit	Yes	Yes
SG&A Expense	Yes	Yes
Equity Earnings	Yes	Yes
Operating Income	Yes	Yes
Net Income	Yes	Yes
Cash Flow	No	No
Return on Capital	Yes	Yes
EBITDA	Yes	Yes
 • We report in comparable dollars to
 remove the effects of currency
 translation on the P&L. The budgeted
 exchange rate for the current year is
 used for all currency translations in the
 current year and prior years.
 • We remove the impact of major, discrete
 expenses and income. Examples
 include plant closures, restructuring
 actions, and other large unusual items.
 • Taxes for normalized Net Income and
 EPS for all periods presented are
 calculated using a constant 42%, which
 is based on the full year historical tax
 rate.
When reporting our financial results within this presentation, we make several adjustments. Management uses the adjusted non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted
throughout the presentation.
What Items Are Adjusted
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.

Company Overview

Armstrong at a Glance
Leading global manufacturer of floors and ceilings
for use in renovation and new construction.
Significant U.S. cabinets’ business.
¾ $2.8 billion in sales in 2010
 ▪ Market leader in businesses representing 80% of sales
¾ Serving global customers from seven countries
¾ 31 manufacturing locations
¾ Approximately 9,300 employees
¾ Approximately $2.6 billion market capitalization
 ▪ Strong balance sheet - $540 million of net debt
 ▪ Significant NOL carry forward
¾ 58 million diluted shares outstanding
 ▪ 300K average daily trading volume
 ▪ 64% owned by Armstrong Asbestos Trust and Armor TPG
¾ ‘AWI’ on the NYSE
 ▪ Since October 2006 emergence from asbestos-related bankruptcy
Company Overview

▪Emerge from
bankruptcy
▪Initiate strategic
review and sale
process
▪Idle: Nashville
History
 2006  2007  2008  2009  2010
Company Overview
$3.50B
$407M
11.6%
▪Cancel Strategic
sale process
▪Sell Desseaux textile &
sports flooring business
•Sales
•EBITDA
$3.54B
$439M
12.4%
$3.21B
$384M
12.0%
$2.85B
$296M
10.4%
$2.83B
$303M
10.7%
▪$250M special
dividend
▪TPG invests in
Armstrong
▪Idle: Montreal
 Mobile
▪Close: Auburn
 Nashville
▪New CEO and CFO
▪Leverage recap.
and $800M special
dividend
▪Investing in
emerging markets
▪Announce $150M
cost out initiative
▪Close: St. Gallen
 Oneida
 Center
 Montreal
 Teeside
Housing starts

▪Approve second
flooring plant in China
▪New leader of
Ceilings business
▪Approve new ceilings
plant in China
▪Cost out initiative
raised to $165 million
▪Idle: Statesville
▪Close: Beaver Falls
 Holmsund
Present / Future
  2011  2012  2013  2014
Company Overview
▪Competitive cost structure in place
 ▪$165 million cost reduction initiative, ongoing LEAN efforts
▪Fix underperforming businesses
 ▪European flooring products profitable in 2012
▪Dramatic growth in priority emerging markets
 ▪Three new Chinese manufacturing facilities on-line
 ▪Significant increase is sales and marketing resources across emerging markets
▪Profitable growth in core markets
 ▪Focus on product innovation, design and environmental leadership
▪Build a winning team and a global organization
 ▪Implement Organization Vitality and create a globally aligned organization
•Sales
•EBITDA
$2.85-2.95B
$385-$415M
~13.8%
ROIC > Cost of Capital

Key Investment Highlights
¾ New senior leadership team to execute strategy
¾ $165M cost savings program to achieve competitive cost structure
¾ Investments in emerging markets to continue to win and maintain market leader strategy
¾ ROIC targets to return at least the cost of capital by 2013 with ~1M housing starts
¾ Efficient balance sheet and sufficient liquidity to manage operations, execute capital spending and restructuring plans
Company Overview

Commercial renovation
Commercial new
Residential renovation
Residential new
$150
5%
45%
50%
$375
65%
30%
5%
$650
40%
10%
40%
10%
$475
65%
35%
$1,150
55%
35%
10%
$2,800
40%
20%
30%
10%
Cabinets
Resilient Flooring (Int'l)
Resilient Flooring (N.A.)
Hardwood Flooring
Building Products (Ceilings)
Consolidated

2010 Business Segment and End-Use Profile
Majority of business is renovation - dampens cycles.
Company Overview
N.A. >75% renovation
¾ 9% of Sales from Emerging Markets

Cabinets
0%
Resilient
Flooring
19%
Wood
Flooring
2%
Building
Products
(Ceilings)
79%

Business Segment Profile
Building Products delivers the bulk of worldwide income and has remained profitable through the economic cycle.
2010 EBITDA
- Excludes unallocated corporate expense
Company Overview

Industry Structure/Competitive Position
	U.S. Resilient	European Resilient	Hardwood	Building Products	Cabinets
Market Leadership
Competitor Concentration
Industry Capacity Utilization
Low-Cost Manufacturer
Armstrong continuously focused on competitive dynamics.
Key	Favorable	Neutral	Unfavorable
Company Overview

Business Segment Overview

Worldwide Business Overview - Building Products
Worldwide market leader in suspended ceilings.
Business Segment Overview - Building Products
North America
	Mkt Size (B ft2)	AWI Rank
Commercial	1.4	1
Residential	0.4	1
Europe, Africa, Middle- East
	Mkt Size (B ft2)	AWI Rank
Western	1.2	1
Eastern	0.5	1
Africa / Mid- East	0.3	1
Asia, Australia
	Mkt Size (B ft2)	AWI Rank
China	0.2	1
Australia	<0.1	1
India	<0.1	1
SE Asia	<0.1	1

ABP Key Strategies
1	Broadest Product Portfolio
¾ Complete product offering ¾ New product pipeline (Metal, Wood) ¾ Win versus soft fiber in Europe
2	Emerging Market Growth
¾ Plant #2 in China ¾ Distribution in Russia, Middle East ¾ Grid plant in India
Business Segment Overview - Building Products
4	Best-in-Class Service/Quality
¾ Best on-time delivery performance ¾ Lowest claims rate ¾ Best product availability
3	Innovation Leadership
¾ “Sustainability” leadership ¾ Custom solutions (Metal, Wood) ¾ Recycling program

800
600
400
200
0
700
350
$115
Americas
Europe
Asia

Building Products (ABP) Sales by Geography
($-Millions)
Contribution of WAVE JV Profit to Operating Margin	4%
Worldwide EBITDA Margin	22%
Adding new engines to accelerate global growth.
Business Segment Overview - Building Products
¾ Global market leader
 ▪ Broadest Product Line
 ▪ Innovation
 ▪ Go-to-Market
 ▪ Best cost, quality, service
■ >90% sales commercial
■ Grid - 50/50 joint venture
Ceilings & Grid
¾ 15% of Sales from Emerging Markets

Worldwide Business Overview - Floor Products *
Business Segment Overview - Worldwide Floor Products
Global presence with market leadership in most regions.
Asia, Australia
	Mkt Size (B ft2)	AWI Rank
China	0.4	3
Australia	0.1	2
India	<0.1	1
SE Asia	0.1	1
Europe, Africa, Middle-East
	Mkt Size (B ft2)	AWI Rank
Central	0.3	1
Eastern / Africa / Mid-East	0.3	5
Western Europe	0.9	4
North America
	Mkt Size (B ft2)	AWI Rank
Commercial	1.0	1
Residential	2.0	1
Wood	0.6	1
* Market figures exclude segments in which we do not participate.

AFP Key Strategies
Business Segment Overview - Worldwide Floor Products
1	Best Product Portfolio
¾ Offer broadest assortment ¾ Drive mix ¾ Quality leadership
2	Complete Market Coverage
¾ Brand leadership ¾ Merchandising presence ¾ Sales coverage effectiveness
3	Low-Cost Manufacturing
¾ Lean deployment ¾ Capability investment, e.g., glass, wood automation ¾ Rationalize footprint
4	Innovation Leadership
¾ Environmental solutions ¾ Design, performance, and installation
5	Drive China Growth
¾ Focus on market development ¾ Plant investments to support growth
6	Restructure Europe
¾ Exited Residential ¾ Simplify Commercial participation ¾ Cost-out … plants and SG&A

800
600
400
200
0
475
650
300
90
Americas
Americas
Europe
Asia

Floor Products (AFP) Sales by Geography
($-Millions)
Worldwide Adjusted EBITDA Margin excluding Europe	5% 7%
Continued profitability through bottom of residential downturn.
Business Segment Overview - Worldwide Floor Products
Resilient & Wood
Wood
Worldwide Resilient
¾ 4% of Sales from Emerging Markets

Other
16%
Linoleum
37%
Vinyl
34%
Other
15%
Linoleum
45%
Vinyl
40%

European Floor Products
Commercial
87%
Residential
13%
2009
Sales (1)	$330M
EBITDA(2)	($ 15M)
Business Segment Overview - European Floor Products
(1) Includes intercompany sales, (2) Excludes restructuring expense
¾ Exited Residential segment
¾ Simplified Commercial business … country and product participation
¾ Closed Teesside and Holmsund plants
¾ SG&A restructuring … 38% decrease in headcount
EBITDA break even in 2011… Profitable in 2012.
2011
Sales	$280M
EBITDA(2)	$ 0M
Commercial
100%
Transform the business

Cabinets
¾ Small player…<5% share
¾ Focus on small-/medium-size builder
¾ Go-to-Market
Current Situation
2010 Sales = $150M
¾ Niche player… both new and remodel
¾ Restructure costs to reflect market reality
¾ Non-core business
Strategy
% of Sales
Company-Owned Service Centers	51%
Distribution	27%
Multi-Family	22%
Business Segment Overview - Cabinets

Financial Overview

Profitable and cash flow positive through downturn
¾ Focus on cost control / productivity
¾ Strong free cash flow
¾ ROIC greater than cost of capital in 2013, with new home starts at one million
¾ Continuing to fully invest in businesses
¾ Strong balance sheet: leverage, liquidity and maturity profile
¾ Overfunded US pension plan
¾ Positioned for considerable operational leverage on modest market recovery
Financial Summary
Financial Overview

$600
$500
$400
$300
$200
$100
$-
$405
$170
($385)
($30)
$85
$55
($5)
$295
2006 Actual
Price / Mix
Volume
Input Costs
Mfg Costs
SG&A
WAVE
2009 Actual

Figures rounded to nearest $5 million
Financial Overview
Cost reduction and improved price / mix significantly offset dramatic volume declines.
EBITDA Bridge (2006-2009)

$350
$300
$250
$200
$150
$100
$50
$-
$296
$15
($26)
($31)
$48
$20
($24)
$5
$303
2009 Actual
Price / Mix
Volume
Raw Materials / Energy
Mfg Costs
SG&A
Change in D&A
WAVE
2010 Actual

(Millions)
Figures rounded to nearest $1 million
Financial Overview
Cost reduction offsets volume and input cost headwinds.
EBITDA Bridge (2009-2010)

Armstrong

$200
$150
$100
$50
$0
$144
$46
($33)
$44
$26
$4
($12)
($4)
$202
2010
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Pension Credit
Change in D&A
2011

EBITDA Bridge -1H 2011 versus Prior Year
Financial Overview
($13)

SG&A Savings
Structural Manufacturing and Labor Savings
Incremental Savings ($M)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$15
$20
$55
$35
$25
$15
2010
2011
2012

$165 Million Savings Program
$165M savings from manufacturing and SG&A, net of inflation.
Manufacturing savings driven by plant closures and LEAN.
Cumulative Savings  $35M   $125M   $165M
Financial Overview

$800
$400
$0
2011
2012
2013
2014
2015
2016
2017
2018
>2018
Term Loans
IDBs/Other

$700
$600
$500
$400
$300
$200
$100
$0
($100)
($200)
100
250
300
(70)
LCs
Securitization
Revolver
Cash

Balance Sheet    6/30/2011
(2%)
(14%)
Financial Overview
$580
(Millions)
Maturity Profile
¾ No significant maturities until 2015
¾ Considerable covenant flexibility
Liquidity
¾ Sufficient liquidity to manage
 operations, and execute capital
 spend and restructuring plans

Financial Overview Appendix

Key Metrics  - Guidance 2011
Financial Overview Appendix
	2011 Estimate Range			2010	Variance
Net Sales(1)	2,900	to	3,000	2,766	5%	to	8%
Operating Income(2)	280	to	310	189	48%	to	64%
EBITDA	385	to	415	303	27%	to	37%
Earnings Per Share(3)	$2.29	to	$2.58	$1.73	32%	to	49%
Free Cash Flow	80	to	120	180	(56%)	to	(33%)
(1) Sales figures include foreign exchange impact.
(2) As reported Operating Income: $255- 285 million in 2011 and $81 million 2010.
(3) As reported earnings per share: $2.01 - $2.32 in 2011 and $0.19 in 2010.
Guidance provided as of August 1, 2011.
We undertake no obligation to update guidance, beyond what is required by securities law.

2011 Financial Outlook
Financial Overview Appendix
¾ Raw Material & Energy Inflation*  $50 - $60 million increase
¾ Manufacturing Productivity* Gross Margin +175 to +225 bps vs. 2010
¾ U.S. Pension Credit ~$25 million, down ~$25 million vs. 2010
  60% manufacturing, 40% SG&A
¾ Earnings from WAVE $5 - $10 million vs. 2010
¾ Cash Taxes/ETR* ~$25 million. Adjusted ETR of 42%
¾ Q3 Sales $780 - $830 million
  EBITDA $115 - $130 million
¾ Capital Spending ~$180-$200 million
¾ Exclusions from EBITDA* ~$18 - $22 million associated with already announced actions
* Changed from April Outlook

Full Year 2010 - Adjusted Operating Income to
Reported Net Income
Financial Overview Appendix
	2010	2009	V
Operating Income - Adjusted	$188	$157	$31
Foreign Exchange Movements	2	-	2
Laminate Duty Refund	7	-	7
Cost Reduction Initiatives	(50)	(16)	(34)
Asset Impairments	(31)	(18)	(13)
Restructuring	(22)	-	(22)
Executive Transition	(15)	-	(15)
Gain on Settlement of Note Receivable	2	-	2
Accelerated Vesting	-	(32)	32
Operating Income - As Reported	$81	$91	($10)
Interest (Expense) Income	(14)	(16)	2
EBT	$67	$75	($8)
Tax (Expense) Benefit	(56)	3	(59)
Net Income	$11	$78	($67)